SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to (s)240.14a-12

                     Penn Engineering & Manufacturing Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)     Title of each class of securities to which transaction applies:

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        2)     Aggregate number of securities to which transaction applies:

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        3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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        4)     Proposed maximum aggregate value of transaction:

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        5)     Total fee paid:

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[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:

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



                                                              PRELIMINARY COPIES


                     PENN ENGINEERING & MANUFACTURING CORP.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON THURSDAY, APRIL 26, 2001

TO THE STOCKHOLDERS OF PENN ENGINEERING & MANUFACTURING CORP.:

        The Annual Meeting of Stockholders of Penn Engineering & Manufacturing Corp. (hereinafter called the "Company") will be held on Thursday, April 26, 2001, at 2:00 p.m., local time, at the offices of the Company, Building 3, 5190 Old Easton Road, Danboro, Pennsylvania 18916, for the following purposes:

        1. To elect three Class A Directors of the Company to hold office until the Annual Meeting of Stockholders to be held in 2004 and until their successors are duly elected;

        2. To consider and vote upon a proposal to elect Ernst & Young LLP as auditors for the Company for its 2001 fiscal year;

        3. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 shares to 50,000,000 and the number of authorized shares of Class A Common Stock from 3,000,000 shares to 10,000,000 shares; and

        4. To transact such other business as may properly come before the Annual Meeting and any adjournment, postponement, or continuation thereof.

        The Board of Directors has fixed the close of business on March 9, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

        A copy of the Company's Annual Report for the year ended December 31, 2000 is being mailed to the stockholders together with this Notice.

        If you do not expect to attend the Annual Meeting in person, please fill in, sign, date, and return the enclosed form of proxy in the enclosed envelope to First Union National Bank.

                                            By Order of the Board of Directors,


                                            Kenneth A. Swanstrom
                                            Chairman of the Board
Date:  March 26, 2001

                     PENN ENGINEERING & MANUFACTURING CORP.


                                 PROXY STATEMENT


        This Proxy Statement and the form of proxy enclosed herewith, which are first being mailed to stockholders on or about March 26, 2001, are furnished in connection with the solicitation by the Board of Directors of Penn Engineering & Manufacturing Corp. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, April 26, 2001, at 2:00 p.m., local time, and at any adjournment, postponement, or continuation thereof, at the offices of the Company, Building 3, 5190 Old Easton Road, Danboro, Pennsylvania 18916. The Company's principal executive offices are located at 5190 Old Easton Road, Danboro, Pennsylvania 18916.

        Shares represented by proxies in the accompanying form, if properly signed and returned, will be voted in accordance with the specifications made thereon by the stockholders. Any proxy not specifying to the contrary will be voted for the election of the nominees for Class A Director named below, in favor of the election of Ernst & Young LLP as auditors of the Company for its 2001 fiscal year, and in favor of the proposal to amend the Company's Certificate of Incorporation (the "Amendment") to increase the number of authorized shares of Common Stock from 20,000,000 shares to 50,000,000 shares and the number of authorized shares of Class A Common Stock from 3,000,000 shares to 10,000,000 shares. A stockholder who signs and returns a proxy in the accompanying form may revoke it at any time before it is voted by giving written notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company or by attending the Annual Meeting and voting in person.

        The cost of solicitation of proxies in the accompanying form will be borne by the Company, including expenses in connection with preparing and mailing this Proxy Statement. Such solicitation will be made by mail and may also be made on behalf of the Company by the Company's regular officers and employees, none of whom will receive special compensation for such services. The Company, upon request therefor, will reimburse brokers, nominees, fiduciaries, and custodians, and persons holding shares in their names or in the names of nominees for their reasonable expenses in sending proxies and proxy material to beneficial owners.

        The Company has two classes of common stock: Common Stock, par value $.01 per share ("Common Stock"), and Class A Common Stock, par value $.01 per share ("Class A Common Stock"). Holders of record of both classes of common stock at the close of business on March 9, 2001 will be entitled to notice of the Annual Meeting, but only holders of Class A Common Stock of record at the close of business on March 9, 2001 will be entitled to vote at the Annual Meeting. As of March 9, 2001, the Company had outstanding 1,675,082 shares of Class A Common Stock, each of which is entitled to one vote. Cumulative voting rights do not exist with respect to the election of directors. The holders of Common Stock will have no voting rights at the Annual Meeting. For purposes of the Annual Meeting, a quorum means a majority of the outstanding shares of Class A Common Stock represented in person or by proxy at the Annual Meeting.

        As of March 9, 2001, certain stockholders, listed in the table herein under "Beneficial Ownership of Common Stock and Class A Common Stock," beneficially owned in the aggregate 893,620 shares, or approximately 53.3%, of the Company's outstanding Class A Common Stock. Such stockholders have advised the Company that they will vote their shares for the election of Martin Bidart, Maurice D. Oaks, and Charles R. Smith as Class A Directors, for the election of Ernst & Young LLP as the Company's auditors for its 2001 fiscal year, and for the Amendment. Accordingly, Messrs. Bidart, Oaks, and Smith will be elected as Class A Directors, Ernst & Young LLP will be elected as auditors for the Company for its 2001 fiscal year, and the Amendment will be adopted, regardless of the votes of the Company's stockholders other than those listed in such table.

                    BENEFICIAL OWNERSHIP OF COMMON STOCK AND
                              CLASS A COMMON STOCK

        The following table sets forth, as of March 9, 2001, the amount and percentage of the Company's outstanding Common Stock and Class A Common Stock beneficially owned by (i) each person who is known by the Company to own beneficially more than 5% of its outstanding Common Stock or Class A Common Stock, (ii) each director and nominee for director, (iii) each executive officer named in the Summary Compensation Table, and (iv) all executive officers and directors of the Company as a group.


                                                         Number of
                                         Title of          Shares        Percent
Name of Individual                       Class of       Beneficially       of
or Identity of Group                  Capital Stock       Owned(1)        Class
--------------------                  -------------       --------        -----

5% HOLDERS:

Kenneth A. Swanstrom
P.O. Box 1000
Danboro, PA  18916

      Individually(2)                    Common           569,323         8.2%
                                         Class A          243,941        14.6%

      Trust under the Will of            Common            91,425         1.3%
         Gladys Swanstrom(2)             Class A           62,975         3.8%

      Trusts under the Will of           Common           197,916         2.9%
         Klas A. Swanstrom(3)            Class A           98,472         5.9%

                                                         Number of
                                         Title of          Shares        Percent
Name of Individual                       Class of       Beneficially       of
or Identity of Group                  Capital Stock       Owned(1)        Class
--------------------                  -------------       --------        -----

Daryl L. Swanstrom
P.O. Box 2309
Peachtree City, GA  30269
         Individually(4)                 Common            93,918         1.4%
                                         Class A          297,875        17.8%

      Trust under Item Fourth            Common            52,720          *
         of the Will of Lawrence         Class A           54,240         3.2%
         W. Swanstrom(5)

      Trust under Item Fifth             Common           216,649         3.1%
         of the Will of Lawrence         Class A           23,367         1.4%
         W. Swanstrom(5)

Thomas M. Hyndman, Jr.(6)
c/o Duane Morris
4200 One Liberty Place
Philadelphia, PA  19103-7396

      Individually                       Common             3,985          *
                                         Class A              570          *

      Trust under the Will of            Common            91,425         1.3%
         Gladys Swanstrom(3)             Class A           62,975         3.8%

      Trusts under the Will of           Common           197,916         2.9%
         Klas A. Swanstrom(3)            Class A           98,472         5.9%

      Trust under Item Fourth            Common            52,720         1.0%
         of the Will of Lawrence         Class A           54,240         3.2%
         W. Swanstrom(5)

      Trust under Item Fifth             Common           216,649         3.1%
         of the Will of Lawrence         Class A           23,367         1.4%
         W. Swanstrom(5)

      Trust under Deed of                Common            95,750         1.4%
         Klas A. Swanstrom               Class A           57,750         3.4%
         dated 1/12/73(7)

PNC Bank, National Association(8)
398 North Main Street
Doylestown, PA  18901

      Trust under the Will of            Common            91,425         1.3%
         Gladys Swanstrom(3)             Class A           62,975         3.8%

      Trusts under the Will of           Common           197,916         2.9%
         Klas A. Swanstrom(3)            Class A           98,472         5.9%

                                                          Number of
                                         Title of          Shares        Percent
Name of Individual                       Class of       Beneficially       of
or Identity of Group                  Capital Stock       Owned(1)        Class
--------------------                  -------------       --------        -----


      Trust under Deed of                Common            95,750         1.4%
         Klas A. Swanstrom               Class A           57,750         3.4%
         dated 1/12/73(7)

      Trust under Deed of                Common            61,250          *
         Klas A. Swanstrom               Class A           38,500         2.3%
         dated 9/26/66(8)

      Trust under Deed of                Common            26,250          *
         Gladys Swanstrom                Class A           16,500         1.0%
         dated 9/26/66(8)

Bank of America Corporation(9)
110 North Tryon Street
Charlotte, NC  28255

      Trust under Item Fourth            Common            52,720          *
         of the Will of Lawrence         Class A           54,240         3.2%
         W. Swanstrom(5)

      Trust under Item Fifth             Common           216,649         3.1%
         of the Will of Lawrence         Class A           23,367         1.4%
         W. Swanstrom(5)

Royce & Associates, Inc.(10)             Common           548,950         7.9%
1414 Avenue of the Americas              Class A          180,850        10.8%
New York, NY  10019

Private Capital Management, Inc.(11)     Common         1,486,855        21.4%
3003 Tamiami Trail North                 Class A               --          --
3rd Floor
Naples, FL 34109

Sanford C. Bernstein & Co., Inc.(12)     Common           649,485         9.4%
767 Fifth Avenue                         Class A               --          --
New York, NY  10153-0185

T. Rowe Price Associates, Inc.(13)       Common           100,000         1.4%
100 East Pratt Street                    Class A           89,100         5.3%
Baltimore, MD 21202

DIRECTORS(14):

Willard S. Boothby, Jr.(15)              Common             3,075          *
                                         Class A              400          *

Lewis W. Hull(16)                        Common             8,875          *
                                         Class A            2,000          *

Maurice D. Oaks(15)                      Common             2,375          *
                                         Class A               --          --

                                                         Number of
                                         Title of          Shares        Percent
Name of Individual                       Class of       Beneficially       of
or Identity of Group                  Capital Stock       Owned(1)        Class
--------------------                  -------------       --------        -----

Martin Bidart(17)                        Common            26,623          *
                                         Class A              100          *

Mark W. Simon(18)                        Common            27,465          *
                                         Class A              100          *

Charles R. Smith(15)                     Common             1,875          *
                                         Class A               --          --

EXECUTIVE OFFICERS(19):


Raymond L. Bievenour(20)                 Common            26,398          *
                                         Class A              100          *

Francis P. Wilson(21)                    Common            16,446          *
                                         Class A               --          --

All Executive Officers and               Common         1,589,648        22.3%
  Directors as a Group                   Class A          897,240        53.6%
  (15 persons)(22)
----------
*       Less than 1%.

(1) Under the rules of the Securities and Exchange Commission (the "Commission"), a person is deemed to be the beneficial owner of securities if such person has, or shares, "voting power" which includes the power to vote, or to direct the voting of, such securities or "investment power" which includes the power to dispose, or to direct the disposition, of such securities. Under these rules, more than one person may be deemed the beneficial owner of the same securities. The information set forth in the above table includes all shares of Common Stock and Class A Common Stock of the Company over which the above-named persons individually or together share voting power or investment power.

(2) Under the rules of the Commission, the maximum beneficial ownership of the Company's outstanding Class A Common Stock which Kenneth A. Swanstrom could be deemed to have is 24.2%. Of these shares, Mr. Swanstrom has sole voting and dispositive power with respect to 569,323 shares of Common Stock and 243,941 shares of Class A Common Stock, of which totals 11,301 shares of Common Stock and 3,767 shares of Class A Common Stock are owned by Mr. Swanstrom's wife. Mr. Swanstrom disclaims beneficial ownership of the shares owned by his wife. Mr. Swanstrom has shared voting and dispositive power with respect to 91,425 shares of Common Stock and 62,975 shares of Class A Common Stock held by the Trust under the Will of Gladys Swanstrom and 197,916 shares of Common Stock and 98,472 shares of Class A Common Stock held by the Trusts under the Will of Klas A. Swanstrom. This total also includes currently exercisable stock options to purchase 37,500 shares of Common Stock.

(3) The Trustees are Kenneth A. Swanstrom, Thomas M. Hyndman, Jr., and PNC Bank, National Association ("PNC").

(4) Under the rules of the Commission, the maximum beneficial ownership of the Company's outstanding Class A Common Stock which Daryl L. Swanstrom could be deemed to have is 22.4%. Of this total, Mrs. Swanstrom has sole voting and dispositive power with respect to 93,918 shares of Common Stock and 297,875 shares of Class A Common Stock and shared voting and dispositive power with respect to 52,720 shares of Common Stock and 54,240 shares of Class A Common Stock held by the Trust under Item Fourth of the Will of Lawrence W. Swanstrom and 216,649 shares of Common Stock and 23,367 shares of Class A Common Stock held by the Trust under Item Fifth of the Will of Lawrence W. Swanstrom. Pursuant to an agreement between Mrs. Swanstrom and the Company, which expires December 31, 2006, Mrs. Swanstrom has agreed not to sell or otherwise transfer or dispose of any shares of the Company's Class A Common Stock owned by her or that she may acquire without first offering to sell such shares to the Company. The purchase price upon exercise of the Company's option to purchase such shares is the higher of the market price of such shares on the day prior to the day such shares are offered to the Company or the price offered by a third party for such shares. These shares include currently exercisable stock options to purchase 1,875 shares of Common Stock.

(5) The Trustees are Daryl L. Swanstrom, Thomas M. Hyndman, Jr., and Bank of America Corporation.

(6) Under the rules of the Commission, the maximum beneficial ownership of the Company's outstanding Class A Common Stock which Thomas M. Hyndman, Jr. could be deemed to have is 17.8%. Of these shares, Mr. Hyndman has sole voting and dispositive power with respect to 2,110 shares of Common Stock and 570 shares of Class A Common Stock, of which totals 400 shares of Common Stock are owned by Mr. Hyndman's wife. Mr. Hyndman disclaims beneficial ownership of the shares owned by his wife. Mr. Hyndman has shared voting and dispositive power with respect to the 52,720 shares of Common Stock and 54,240 shares of Class A Common Stock held by the Trust under Item Fourth of the Will of Lawrence W. Swanstrom, 216,649 shares of Common Stock and 23,367 shares of Class A Common Stock held by the Trust under Item Fifth of the Will of Lawrence W. Swanstrom, 91,425 shares of Common Stock and 62,975 shares of Class A Common Stock held by the Trust under the Will of Gladys Swanstrom, 95,750 shares of Common Stock and 57,750 shares of Class A Common Stock held by the Trust under the Deed of Klas A. Swanstrom dated 1/12/73, and 197,916 shares of Common Stock and 98,472 shares of Class A Common Stock held by the Trusts under the Will of Klas A. Swanstrom. These shares include currently exercisable stock options to purchase 1,875 shares of Common Stock.

(7)     The Trustees are Thomas M. Hyndman, Jr., and PNC.

(8) Under the rules of the Commission, the maximum beneficial ownership of the Company's outstanding Class A Common Stock which PNC could be deemed to have is 16.4%. Of these shares, 91,425 shares of Common Stock and 62,975 shares of Class A Common Stock are held by the Trust under the Will of Gladys Swanstrom, 197,916 shares of Common Stock, and 98,472 shares of Class A Common Stock are held by the Trusts under the Will of Klas A. Swanstrom, 95,750 shares of Common Stock and 57,750 shares of Class A Common Stock are held by the Trust under the Deed of Klas A. Swanstrom dated 1/12/73, 61,250 shares of Common Stock and 38,500 shares of Class A Common Stock are held by the Trust under Deed of Klas A. Swanstrom dated 9/26/66, 26,250 shares of Common Stock and 16,500 shares of Class A Common Stock are held by the Trust under Deed of Gladys Swanstrom dated 9/26/66, with voting power shared with Stephen D. Teaford.

(9) Under the rules of the Commission, the maximum beneficial ownership of the Company's outstanding Class A Common Stock which Bank of America Corporation could be deemed to have is 4.6%. Of these shares, Bank of America Corporation has shared voting and dispositive power with respect to the 52,720 shares of Common Stock and 54,240 shares of Class A Common Stock held by the Trust under Item Fourth of the Will of Lawrence W. Swanstrom and 216,649 shares of Common Stock and 23,367 shares of Class A Common Stock held by the Trust under Item Fifth of the Will of Lawrence W. Swanstrom.

(10)    This beneficial ownership information is based on the Amendment No. 4 to
        Schedule 13G dated February 5, 2001 relating to the Common Stock and the Amendment No. 13 to Schedule 13G dated February 5, 2001 relating to the Class A Common Stock, filed by Royce & Associates, Inc., a New York corporation ("Royce"), and Charles M. Royce. Royce and Mr. Royce reported as a "group" pursuant to Rule 13d-1(b)(ii)(H) of the Securities Exchange Act of 1934 (the "Exchange Act") with respect to these shares. Mr. Royce may be deemed to be a controlling person of Royce and as such may be deemed to beneficially own the shares of capital stock beneficially owned by Royce. Mr. Royce does not own any shares outside of Royce and disclaims beneficial ownership of the shares held by Royce.

(11)    This beneficial ownership information is based on the Amendment No. 3 to
        Schedule 13G dated February 14, 2001, filed by Private Capital Management, Inc., a Florida corporation ("Private Capital"), SPS Partners, L.P. ("SPS"), Bruce S. Sherman, and Gregg Powers. Mr. Sherman is Chairman of Private Capital, and Mr. Powers is President of Private Capital. In these capacities, Messrs. Sherman and Powers exercise shared dispositive and shared voting power with respect to shares held by Private Capital's clients. Messrs. Sherman and Powers are also general partners of SPS, the investment advisor to the Entrepreneurial Value Fund, L.P. In this capacity, Messrs. Sherman and Powers exercise shared dispositive and voting powers over shares held by the Entrepreneurial Value Fund, L.P. Messrs. Sherman and Powers disclaim beneficial ownership of the shares held by the Entrepreneurial Value Fund, L.P. and by Private Capital's clients and disclaim the existence of a group.

(12)    This beneficial ownership information is based on the Amendment to
        Schedule 13G dated February 8, 2001, filed by Sanford C. Bernstein & Co., Inc. ("Sanford"). Sanford may be deemed the beneficial owner of an aggregate of 649,485 shares of Common Stock held in accounts managed on a discretionary basis, of which Sanford has sole dispositive power with respect to such shares.

(13) This beneficial ownership information is based on a Schedule 13G dated February 14, 2001, filed by T. Rowe Price Associates, Inc. These securities are owned by the T. Rowe Price Small-Cap Value Fund, Inc., for which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment advisor with the power to direct investments and sole power to vote the securities. For purposes of the reporting requirements under the rules of the Commission, Price Associates is deemed to be a beneficial owner of such securities. Price Associates disclaims beneficial ownership of such securities.

(14)    Excludes directors listed under "5% Holders."

(15) These shares include currently exercisable stock options to purchase 625 shares of Common Stock.

(16) Of these shares, 3,000 shares of Common Stock and 1,000 shares of Class A Common Stock are owned by Mr. Hull's wife. Mr. Hull disclaims beneficial ownership of the shares owned by his wife. These shares include currently exercisable stock options to purchase 1,875 shares of Common Stock.

(17) Of these shares, 400 shares of Common Stock and 100 shares of Class A Common Stock are owned by Mr. Bidart's wife. Mr. Bidart disclaims beneficial ownership of the 400 shares of Common Stock and the 100 shares of Class A Common Stock owned by his wife. These shares also include currently exercisable stock options to purchase 25,000 shares of Common Stock.

(18) Of these shares, 120 shares of Common Stock are owned by Mr. Simon's daughter. Mr. Simon disclaims beneficial ownership of the shares owned by his daughter. These shares also include currently exercisable stock options to purchase 25,000 shares of Common Stock.

(19) Excludes executive officers listed under "5% Holders" and executive officers listed under "Directors."

(20) These shares include currently exercisable stock options to purchase 25,000 shares of Common Stock.

(21) These shares include currently exercisable stock options to purchase 15,000 shares of Common Stock.

(22) These shares include currently exercisable stock options to purchase an aggregate of 203,750 shares of Common Stock.

                              ELECTION OF DIRECTORS

        At the Annual Meeting, three Class A Directors will be elected for a term expiring at the 2004 Annual Meeting of Stockholders and when their successors have been duly elected. The Class B Directors and the Class C Directors will continue in office for the remainder of their respective terms shown below. Under the Company's By-laws, the number of directors constituting the entire Board of Directors is determined by the Board of Directors, but such number may not be less than three nor more than twelve. The Board of Directors has currently fixed the number of members of the Board of Directors at nine.

        Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of the three nominees for Class A Director listed below, each of whom is currently a director of the Company. If any nominee becomes unavailable for any reason, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors believes that the nominees named will be able to serve if elected. Any vacancy on the Board of Directors for any reason may be filled by the affirmative vote of 80% of the directors then in office. The three nominees for Class A Director receiving the highest number of votes cast at the Annual Meeting will be elected. Shares held by brokers or nominees as to which the broker or nominee does not have discretionary voting power, i.e., broker non-votes, will be treated as not present and not entitled to vote with respect to the election of directors. Abstentions and broker non-votes on the election of the directors will have no effect since they will not represent votes cast at the Annual Meeting for the purpose of electing directors.

        Certain information with respect to each nominee for Class A Director, and each Class B Director and Class C Director continuing in office following the Annual Meeting, is as follows:

                                           NOMINEES FOR CLASS A DIRECTOR


                                              PRINCIPAL OCCUPATION                  DIRECTOR
NAME                           AGE            FOR PAST FIVE YEARS                   SINCE           CLASS
----                           ---            -------------------                   -----           -----

Martin Bidart                  64             President and Chief Operating         1998        Class A; Term
                                              Officer of the Company since                      expires 2004*
                                              August 1998; Vice President -
                                              Manufacturing of the Company from
                                              August 1990 to July 1998


Maurice D. Oaks                67             Former Vice President of              1994        Class A; Term
(1)(2)                                        Worldwide Operations Planning of                  expires 2004*
                                              Bristol-Myers Squibb


Charles R. Smith               56             Professor and Chairman of the         1997        Class A; Term
(2)(3)                                        Mechanical Engineering Department                 expires 2004*
                                              of Lehigh University

-------------------------
*   If elected at the Annual Meeting

                                            DIRECTORS CONTINUING IN OFFICE

                                              PRINCIPAL OCCUPATION                  DIRECTOR
NAME                           AGE            FOR PAST FIVE YEARS                   SINCE        CLASS
----                           ---            -------------------                   -----        -----
CLASS B DIRECTORS


Kenneth A. Swanstrom           61             Chairman of the Board and             1970        Class B; Term
                                              Chief Executive Officer                           expires 2002
                                              of the Company


Lewis W. Hull                  84             Chairman, Hull                        1974        Class B; Term
(1)(4)                                        Corporation, manufacturer                         expires 2002
                                              of injection molding
                                              equipment
-

Mark W. Simon                  62             Senior Vice President,                1983        Class B; Term
                                              Chief Financial Officer,                          Expires 2002
                                              and Corporate Secretary
                                              of the Company


CLASS C DIRECTORS


Willard S. Boothby, Jr.        79             Former Managing Director,             1984        Class C; Term
(2)(3)(5)                                     PaineWebber Incorporated,                         expires 2003
                                              brokerage services


Thomas M. Hyndman, Jr.         76             Of Counsel Duane Morris,              1974        Class C; Term
(1)                                           Attorneys and Counsel to                          expires 2003
                                              the Company


Daryl L. Swanstrom             54             President, Spyraflo,                  1987        Class C; Term
(3)(6)                                        Inc., manufacturer of                             expires 2003
                                              miniature self-aligning
                                              sleeve bearings and
                                              linear slides


(1) Member of the Audit Committee. The Audit Committee is appointed annually by the Board of Directors to recommend the selection of independent auditors, review the scope and results of the audit, review the adequacy of the Company's accounting, financial, and operating controls, and supervise investigations. During 2000, the Audit Committee held three meetings.

(2) Member of the Compensation Committee. The Compensation Committee is appointed annually by the Board of Directors to recommend to the Board of Directors remuneration for senior management, adoption of compensation plans in which officers are eligible to participate, and related matters. The Compensation Committee also administers the Company's 1996 Equity Incentive Plan, the Company's 1996 Employee Stock Purchase Plan, the Company's 1998 Stock Option Plan for Non-Employee Directors, and the Company's 1999 Employee Stock Option Plan. During 2000, the Compensation Committee held ten meetings.

(3) Member of the Nominating Committee. The Nominating Committee is appointed annually by the Board of Directors to recommend to the Board of Directors nominees for election as directors of the Company. During 2000, the Nominating Committee held two meeting(s).

(4)     Mr. Hull is also a director of Willow Grove Bank.

(5)     Mr. Boothby is also a director of The Glenmede Fund, Inc.

(6)     Mrs. Swanstrom is the widow of Kenneth A. Swanstrom's brother, Lawrence
        W. Swanstrom.

        During 2000, the Company's Board of Directors held ten meetings. None of the directors attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors plus the total number of meetings of all committees of the Board of Directors on which such director served during 2000.


                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

        The following table sets forth certain information with respect to compensation paid or accrued by the Company in each of the last three years to the Company's Chief Executive Officer and the four other most highly compensated executive officers.

                                      SUMMARY COMPENSATION TABLE
                                                                  Long-Term Compensation Awards
                                                             -----------------------------------------
                                     Annual Compensation                 Securities
                                     -------------------                 Underlying   All Other
Name and Principal Position           Year     Salary($)     Bonus($)    Options(#)  Compensation(1)($)
---------------------------           ----     --------      -------     ---------    ------------------
Kenneth A. Swanstrom, Chairman        2000     $409,813     $251,728       20,000       $ 19,125
and Chief Executive Officer           1999      395,000      176,150       15,000         18,925
                                      1998      321,000      150,518       15,000         18,425


Martin Bidart, President and          2000      269,750      128,873       17,500         19,125
Chief Operating Officer               1999      260,000       90,181       10,000         18,225
                                      1998      175,792       64,112       10,000         16,500


Mark W. Simon, Senior Vice            2000      217,675      104,090       15,000         19,125
President, Chief Financial            1999      210,000       72,839       10,000         18,925
Officer, and Corporate Secretary      1998      191,500       69,841       10,000         18,425


Raymond L. Bievenour, Vice            2000      188,625       77,324       10,000         17,000
President - New Business              1999      182,000       54,109       10,000         16,000
Development                           1998      161,375       50,446       10,000         16,000


Francis P. Wilson, Vice President     2000      184,675       75,624       10,000         17,000
and President - PEM Fastening         1999      178,000       52,919       10,000         16,000
Systems                               1998      153,667       48,037       10,000         16,000


--------------

(1) Includes Company contributions for 2000 to the Company's Profit-Sharing Plan as follows: Kenneth A. Swanstrom, $17,000; Martin Bidart, $17,000; Mark W. Simon, $17,000; Raymond L. Bievenour, $17,000; and Frank P. Wilson $17,000. The amounts set forth were expended during the Company's 2000 fiscal year for financial reporting purposes under the Company's Profit-Sharing Plan, which covers substantially all of its United States eligible employees, including officers, whose length of employment qualified them to participate. The Company's contribution to the Profit-Sharing Plan for each year is allocated among the participants in proportion to their compensation for that year. Also included in these amounts are directors fees of $2,125 paid to Mr. Swanstrom, $2,125 paid to Mr. Bidart, and $2,125 paid to Mr. Simon for meetings attended during 2000.

        The following table sets forth information with respect to options granted to the persons named in the Summary Compensation Table above during the fiscal year ended December 31, 2000.

                                  OPTION GRANTS IN LAST FISCAL YEAR

                                         Individual Grants
                       ----------------------------------------------------------
                                       % of Total
                       Number of       Options
                       Securities      Granted to        Exercise or                   Grant Date
                       Underlying      Employee          Base            Expiration    Present
Name                   Granted (#)(1)  in Fiscal Year    Price ($/sh)    Date          Value ($)(2)
----                   --------------  --------------    ------------    ----------    -----------
Kenneth A. Swanstrom         20,000          9.31%         $35.1124       12/6/10       $235,000

Martin Bidart                17,500          8.15           35.1124       12/6/10        205,625

Mark W. Simon                15,000          6.98           35.1124       12/6/10        176,250

Raymond L. Bievenour         10,000          4.65           35.1124       12/6/10        117,500

Francis P. Wilson            10,000          4.65           35.1124       12/6/10        117,500

---------------

    (1) All shares underlying options are shares of Common Stock. Each option becomes exercisable in increments of 25% of the shares underlying such options commencing on the first, second, third, and fourth anniversaries of the date of the option grant.

    (2) The Black-Scholes model, a widely used and accepted formula for valuing traded stock options, was used to determine the grant date present value of the stock options. The Black-Scholes value used in this table is the same value used to report the expense associated with stock options in the Company's audited financial statements in accordance with FAS 123. The following assumptions were used to calculate the Black-Scholes value: an expected life of six years, 30% stock price volatility, 5.35% risk-free rate of return, annual dividend yield of 2.00%, and an exercise price equal to stock price on the date of grant. The Company has used the historical annual dividend yield and stock price volatility rate as assumptions for the Black-Scholes model. These are not projections, and therefore there is no guarantee that these assumptions will be the actual annual dividend yield or stock price volatility rate over the next six years. There is no gain to executives, however, if the per share market price of the Company's Common Stock does not increase or declines.

        The following table sets forth information with respect to options held at December 31, 2000 by the persons named in the Summary Compensation Table above.

                        AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                              AND FISCAL YEAR-END OPTION VALUES(1)

                                 Number of Securities         Value of Unexercised
                                 Underlying Unexercised       in-the-Money Options
                                 Options at FY-End (#)        at FY-End ($) (2)
                                 ----------------------       --------------------
Name                             Exercisable  Unexercisable   Exercisable   Unexercisable
----                             -----------  -------------   -----------   -------------
Kenneth A. Swanstrom.........      37,500        42,500         $492,652      $243,466

Martin Bidart................      25,000        32,500          328,435       162,311

Mark W. Simon................      25,000        32,500          328,435       162,311

Raymond L. Bievenour.........      25,000        25,000          328,435       162,311

Francis P. Wilson............      15,000        25,000          161,061       162,311

---------------

(1) No options were exercised by the named executive officers during the year ended December 31, 2000.

(2) Represents the difference between the aggregate exercise price and the aggregate market value of the Company's Common Stock as of December 31, 2000.

PENSION PLAN

        The following table is representative of the annual benefits payable under the Company's qualified retirement plans to an employee currently age 65 whose annual compensation remained unchanged during the last five years of employment and whose benefits will be paid for the remainder of the employee's life. [to be updated.]

                               PENSION PLAN TABLE

                                                         YEARS OF SERVICE
                                          -----------------------------------------------
       ANNUAL COMPENSATION                   10            20           30           40
       -------------------                  ----          ----         ----         ----
      $100,000........................    $12,170        $24,340      $36,510      $48,680

       125,000........................     15,295         30,590       45,885       61,180

       150,000........................     18,420         36,840       55,260       73,680

       160,000........................     19,670         39,340       59,010       78,680

       175,000........................     20,920         41,840       62,760       83,680

       200,000........................     20,920         41,840       62,760       83,680

       300,000........................     20,920         41,840       62,760       83,680

       400,000........................     20,920         41,840       62,760       83,680

       500,000........................     20,920         41,840       62,760       83,680

        Credited full years of service of the five officers listed in the Summary Compensation Table are as follows: Kenneth A. Swanstrom, 40 years; Martin Bidart, 10 years; Mark W. Simon, 24 years; Raymond L. Bievenour, 10 years; and Francis P. Wilson, 4 years. The covered compensation under the Pension Plan Table is that amount shown in the salary and bonus columns of the Summary Compensation Table. The amounts shown in the Pension Plan Table do not reflect any deduction for social security or other offset amounts. Benefits are subject to maximum limitations under the Internal Revenue Code of 1986, as amended. Therefore, with regard to 2000 the maximum salary that can be recognized under the plan is $170,000 and the maximum annual benefit at age 65 is limited to $135,000. The foregoing Pension Plan Table may be used for all five officers, except for Kenneth A. Swanstrom, who is entitled to a higher benefit due to plan provisions protecting prior accrued benefits. Mr. Swanstrom's projected annual benefit at age 65, after 44 years of service, is $108,854.


REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

        The Company's executive compensation policies are intended to focus the executive's attention and efforts on the attainment of Company goals, reward the executive for the successful attainment of those goals, provide a total compensation package that is competitive with the market for similar experience and expertise, and create a feeling of shared destiny between the executives, all other employees, and the Company's stockholders.

        The compensation paid to the Company's executive officers, including its Chief Executive Officer and the four other highest paid officers (the "Named Executive Officers") consisted of a base salary, an annual bonus determined in accordance with the provisions of a formal incentive plan (the "Management Incentive Plan") originally adopted for the year 1992 and amended thereafter from time to time, and non-qualified stock options as part of the 1996 Equity Incentive Plan and the 1999 Employee Stock Option Plan. These plans cover all employees and officers of the Company, including the Named Executive Officers. The executive officers also are participants in the Company's Profit Sharing Plan, its pension plan, and its various fringe benefit programs.

        The annual salaries of the Named Executive Officers for fiscal year 2000 were determined in the month of December 1999. In determining the annual salary for each of the executive officers of the Company, including the Named Executive Officers, the Compensation Committee sought to establish salaries that were fair and competitive with those paid by comparable organizations and that fairly reward the executive officers for their performance and the Company's performance. In determining the annual salary of each of the Named Executive Officers, other than the Chief Executive Officer, the evaluation of their performance by the Chief Executive Officer is considered, and each position is measured against the knowledge and problem-solving ability required to fulfill the assigned duties and responsibilities of such position and the officer's impact upon the operations and profitability of the Company.

        The same considerations were taken into account in establishing the Chief Executive Officer's salary for 2000, except that the Committee did not have the recommendation of the Chief Executive Officer.

        The salary increase approved by the Board of Directors in December 1999 was 3.8% for each Named Executive Officer.

        Payments to the Named Executive Officers under the Management Incentive Plan are determined by five factors, which combined are used to determine the amount of the annual bonus. The first and second factors, each with a weighting factor of 25%, compared the Company's 2000 consolidated net income with its 1999 consolidated net income and the 2000 Business Plan consolidated net income. The third and fourth factors, each with a weighting factor of 10%, compared the Company's 2000 consolidated net sales with its 1999 consolidated net sales and the 2000 Business Plan consolidated net sales. The fifth factor, with a weighting factor of 30%, compared the Company's 2000 return on equity with its 1999 return on equity. The target bonus for the Chief Executive Officer is 45% of base salary. The target bonus for the Chief Operating Officer and the Chief Financial Officer is 35% of their respective base salaries. The other executive officers have a target of 30% of their respective base salaries. The relationship of the Company's 2000 actual results to the prior year or the 2000 Business Plan targets can cause the annual bonus to range from zero to 150% of the targeted amount. The consideration of earnings before interest and taxes is the most significant factor in determining the annual bonuses paid to all other salaried and hourly workers under the employee incentive plan. Consolidated net income is the most significant factor in determining the annual bonuses paid to the executive officers. These two measures of earnings extend a common thread in the standard of measure for both executive officers' and other employees' annual bonuses.

        The fastener operations and the motor operations achieved 139.4% and 149.8%, respectively, of their overall targets established by the Board of Directors for 2000, and, therefore, the bonuses under the incentive plans were 139.4% and 149.8%, respectively, of the targeted awards for all participants.

        The bonus paid to the Chief Executive Officer for the year 2000 was determined in accordance with the current provisions of the Management Incentive Plan and reflects, in the opinion of the Committee, appropriate rewards for the Company's current performance. The portion of the Chief Executive Officer's bonus compared to his 2000 target bonus for each factor was as follows: the Company's 2000 consolidated net income compared to 1999 consolidated net income was 160.7% of target; the Company's 2000 consolidated net income compared to the 2000 Business Plan consolidated net income was 139.4% of target; the Company's 2000 consolidated net sales compared to 1999 consolidated net sales was 133.6% of target; the Company's 2000 consolidated net sales compared to 1999 Business Plan net sales was 115.3% of target, and the Company's 2000 return on equity compared to 1999 return on equity was 143.8% of target. Therefore, the bonus paid to the Chief Executive Officer for 2000 was $251,728. This bonus was 136.5% of the target amount.

        In determining the 2000 grants of stock options under the 1996 Equity Incentive Plan and the 1999 Employee Stock Option Plan, the Compensation Committee took into account the various factors (described above) considered in determining the annual salaries of the Named Executive Officers, as well as the recommendations of the independent consultant which assisted in the creation of the plans. In 2000, the Chief Executive Officer, the Chief Operating Officer and the Chief Financial Officer were granted non-qualified options to purchase up to 20,000 shares, 17,500 shares, and 15,000 shares, respectively, of the Company's non-voting Common Stock. Each of the other Named Executive Officers was granted non-qualified options to purchase up to 10,000 shares of the Company's non-voting Common Stock.

        The Committee did not consider the deductibility for federal tax purposes of the compensation paid to the Chief Executive Officer and the Named Executive Officers under the provisions of Section 162(m) given their current compensation levels. The Committee intends to take necessary steps to conform the Company's policies with respect to the executive compensation in order to comply with the provisions of Section 162(m) if and at such time as the deductibility thereof becomes affected by such provisions.

January 31, 2001                      Respectfully submitted by the Compensation
                                      Committee of the Board of Directors

                                      Maurice D. Oaks, Chairman
                                      Willard S. Boothby, Jr.
                                      Charles R. Smith

PERFORMANCE GRAPH

        The following performance graph compares the cumulative total stockholder return on the Company's Common Stock with the S&P 600 (Registered) SmallCap Index and the following combined Standard & Poor's line-of-business indices (the "S&P Indices"): Electronics-Semiconductor Companies; Electronics-Instrumentation Companies; Office Equipment Companies; and Communications Equipment Manufacturers. The S&P Indices consist of companies that are representative of the lines of business that generate the major portion of the Company's revenues.

        In the printed version of this document, a line graph appears which depicts the following plot points:

                                                              INDEXED RETURNS
                                                               YEARS ENDING

                                          BASE
                                         PERIOD
COMPANY NAME/INDEX                       DEC 95      DEC 95     DEC 97     DEC 98   DEC 99    DEC 00
Penn Engineering & Manufacturing
Corp.-PNN/PNNA......................       100       86.21     102.79      97.72    103.18    159.88

S&P 600 (Registered) SmallCap
Index...............................       100      121.32     152.36     150.37    169.02    188.96

S&P Indices.........................       100      133.40     169.07     255.82    403.95    290.31


(1) The comparisons of total return on investment (change in year-end stock price plus reinvested dividends) for each of the periods assumes that $100 was invested on December 31, 1995 in each of the Company's Common Stock, the S&P 600 (Registered) SmallCap Index, and the S&P Indices with the investment weighted on the basis of market capitalization.

DIRECTOR COMPENSATION

        In 2000, the Company's non-employee directors each received an annual retainer of $15,000 plus a fee of $1,000 for each meeting attended and reimbursement for travel expenses. Employees who are directors of the Company each received a fee of $250 for each meeting attended in 2000. Members of the Audit Committee, the Compensation Committee, and the Nominating Committee each received a fee of $750 for each meeting attended in 2000 plus reimbursement for travel expenses. For 2001, (i) the Company's non-employee directors are each entitled to receive an annual retainer of $25,000 plus a fee of $1,000 for each meeting attended and reimbursement for travel expenses; (ii) employees who are directors of the Company are each entitled to receive a fee of $250 for each meeting attended; and (iii) members of the Audit Committee the Compensation Committee, and the Nominating Committee are each entitled to receive a fee of $750 for each meeting attended plus reimbursement for travel expenses. The Chairmen of each committee is also entitled to an additional annual retainer of $2,000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires that the Company's officers and directors, and persons who own more than 10% of either class of the Company's common stock, file reports of ownership and changes in ownership with the Commission. Based solely on the Company's review of the copies of such reports received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the period January 1, 2000 through December 31, 2000, all filing requirements applicable to its officers and directors were complied with.

                              ELECTION OF AUDITORS

        Ernst & Young LLP served as the Company's auditors for the Company's year ended December 31, 2000. Unless instructed to the contrary, it is intended that votes will be cast pursuant to the proxies for the election of Ernst & Young LLP as auditors for the Company for its 2001 fiscal year. The Company has been advised by such firm that none of its members or any of its associates has any direct financial interest or material indirect financial interest in the Company or its subsidiaries. Election of Ernst & Young LLP will require the affirmative vote of the holders of a majority of the shares of Class A Common Stock represented in person or by proxy at the Annual Meeting.

        A representative of Ernst & Young LLP will attend the Annual Meeting. This representative will have the opportunity to make a statement, if such representative desires to do so, and will be available to respond to any appropriate questions presented by the stockholders at the Annual Meeting.

        AUDIT FEES:

        Ernst & Young's fees for the December 31, 2000 annual audit, including fees for quarterly reviews of the financial statements included in the Company's quarterly reports on Form 10-Q, were $250,000. Fees for other audit-related services were $50,000 and related to audits of the Company's pension plans.

        FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES:

        The Company did not engage Ernst & Young LLP to provide advice to the Company regarding financial information systems design and implementation during the year ended December 31, 2000.

        ALL OTHER FEES

        Fees billed to the Company by Ernst & Young LLP during the year ended December 31, 2000 for all other non-audit services rendered to the Company, including tax-related services, totaled $395,000.

                          REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Board of Directors reviews the financial reporting process, the system of internal controls, the audit process, and the process for monitoring compliance with laws and regulations. Each of the Audit Committee members satisfies the definition of independent director as established in the New York Stock Exchange Listing Standards as well as the financial literacy requirements thereof. The Board adopted a written charter for the Audit Committee on July 26, 2000, which is attached to this proxy statement as Appendix A.

        The Audit Committee has reviewed the Company's audited consolidated financial statements and discussed such statements with management. The Audit Committee has discussed with Ernst & Young LLP matters such as the quality (in addition to acceptability), clarity, consistency, and completeness of the Company's financial reporting, as required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees, as amended).

        The Audit Committee received from Ernst & Young LLP the written disclosures required by Independence Standards Board Standard No. 1. The Audit Committee discussed with them their independence from the Company and considered the compatibility of the non-audit services with Ernst & Young LLP's independence.

        On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and be filed with the Commission.

        This report of the Audit Committee shall not be deemed proxy solicitation material and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                                            Submitted by the Audit Committee
                                            Of the Board of Directors:

January 31, 2001                            Thomas M. Hyndman, Jr., Chairman
                                            Maurice D. Oaks
                                            Lewis W. Hull

                         PROPOSAL TO AMEND THE COMPANY'S
                          CERTIFICATE OF INCORPORATION

DESCRIPTION OF THE AMENDMENT AND STOCK DIVIDEND

        At the Annual Meeting, holders of the Class A Common Stock will be asked to consider and vote upon an amendment to the first paragraph of Article IV of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 shares to 50,000,000 shares and to increase the number of authorized shares of Class A Common Stock from 3,000,000 shares to 10,000,000 shares. The Amendment reads in its entirety as follows:

        "The total number of shares of stock which the Corporation shall have the authority to issue is 60,000,000 shares consisting of (i) 50,000,000 shares of Common Stock (the "Common Stock"), par value $.01 per share, and (ii) 10,000,000 shares of Class A Common Stock (the "Class A Common Stock"), par value $.01 per share. For purposes of Article IX of this Certificate of Incorporation, the term "Common Stock" as used in Article IX shall be deemed to refer to the Class A Common Stock."

        As of March 9, 2001, 6,934,306 shares of Common Stock and 1,675,082 shares of the Class A Common Stock were outstanding, leaving 13,066,398 shares of Common Stock and 1,324,918 shares of Class A Common Stock available for issuance.

        If the Amendment is approved by the stockholders of the Company, the Board of Directors intends to prepare and file a Certificate of Amendment to the Certificate of Incorporation of the Company in accordance with the Amendment, which will become effective immediately upon acceptance of the filing by the Secretary of State of Delaware. The Board of Directors would then have the power without soliciting stockholder approval to issue the additional authorized shares, except to the extent that such approval may be required by law, and such shares may be issued for such consideration, cash or otherwise, at such times and in such amounts as the Board of Directors in its discretion may determine, without further action by the stockholders. The future issuance by the Company of shares of Common Stock or Class A Common Stock may dilute the equity ownership position of current holders of Common Stock and Class A Common Stock.

        Promptly after the Certificate of Amendment has been filed, the Board of Directors has approved the distribution as a dividend of one share of Common Stock for each share of Common Stock outstanding on April 11, 2001 (the "Stock Dividend Record Date") and one share of Class A Common Stock for each share of Class A Common Stock outstanding on the Stock Dividend Record Date (the "Stock Dividend"). The Stock Dividend will essentially be a two-for-one stock split in the form of a 100% stock dividend. The date of distribution of the Common Stock and the Class A Common Stock under the Stock Dividend is expected promptly after the Amendment is approved and adopted by the stockholders, currently anticipated to be May 1, 2001. Stockholder approval of the Stock Dividend is not required by Delaware law and is not being solicited by this Proxy Statement.

        The Amendment has been unanimously approved by the Company's Board of Directors on January 31, 2001, including directors who are neither a member of the Swanstrom family nor an officer or employee of the Company. The Board of Directors has given due consideration to the Amendment and has determined that the adoption of the Amendment is in the best interests of the Company and its stockholders.

BACKGROUND OF THE AMENDMENT

        Under the Company's Certificate of Incorporation, neither the Common Stock nor the Class A Common Stock may be split, subdivided, or combined unless the other is proportionately split, subdivided, or combined. Therefore, the Amendment is necessary in order to implement the Stock Dividend.

VOTE REQUIRED

        Approval of the Amendment will require the affirmative vote of the holders of a majority of the shares of Class A Common Stock of the Company outstanding and entitled to vote. Abstentions and broker non-votes are considered shares of stock outstanding and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention or broker non-vote will therefore have the practical effect of voting against approval of the Amendment because it represents one fewer vote for approval of the Amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF CLASS A COMMON STOCK VOTE "FOR" THE AMENDMENT.


                                  ANNUAL REPORT

        A copy of the Company's Annual Report for its fiscal year ended December 31, 2000 is being mailed to the Company's stockholders with this Proxy Statement.

                              STOCKHOLDER PROPOSALS

        Any stockholder who, in accordance with and subject to the provisions of Rule 14a-8 of the proxy rules of the Commission, wishes to submit a proposal for inclusion in the Company's proxy statement for its 2002 Annual Meeting of Stockholders must deliver such proposal in writing to the Company's Secretary at the Company's principal executive offices at Building 3, 5190 Old Easton Road, Danboro, Pennsylvania 18916, not later than November 26, 2001.

        Pursuant to Section 6 of the Company's By-Laws, if a stockholder wishes to present at the Company's 2002 Annual Meeting of Stockholders (i) a proposal relating to nominations for and election of directors or (ii) a proposal relating to a matter other than nominations for and election of directors, otherwise than pursuant to Rule 14a-8 of the proxy rules of the Commission, the stockholder must comply with the provisions relating to stockholder proposals set forth in the Company's By-laws, which are summarized below.

        Written notice of any such proposal containing the information required under the Company's By-laws, as described herein, must be delivered in person, by first class United States mail postage prepaid or by reputable overnight delivery service to the Company's Secretary at the Company's principal executive offices at Building 3, 5190 Old Easton Road, Danboro, Pennsylvania 18916 during the period commencing on November 26, 2001 and ending on December 26, 2001.

        A written proposal of nomination for a director must set forth (A) the name and address of the stockholder who intends to make the nomination (the "Nominating Stockholder"), (B) the name, age, business address, and, if known, residence address of each person so proposed, (C) the principal occupation or employment of each person so proposed for the past five years, (D) the qualifications of the person so proposed, (E) the number of shares of capital stock of the Company beneficially owned within the meaning of the Commission's Rule 13d-3 by each person so proposed and the earliest date of acquisition of any such capital stock, (F) a description of any arrangement or understanding between each person so proposed and the Nominating Stockholder with respect to such person's proposal for nomination and election as a director and actions to be proposed or taken by such person as a director, (G) the written consent of each person so proposed to serve as a director if nominated and elected as a director and (H) such other information regarding each such person as would be required under the proxy solicitation rules of the Commission if proxies were to be solicited for the election as a director of each person so proposed.

        Only candidates nominated by stockholders for election as a member of the Company's Board of Directors in accordance with the By-law provisions summarized herein will be eligible to be considered for election as a member of the Company's Board of Directors at such meeting of stockholders, and any candidate proposed by a stockholder not nominated in accordance with such provisions will not be considered or acted upon for election as a director at such meeting of stockholders.

        A written proposal relating to a matter other than a nomination for election as a director must set forth information regarding the matter equivalent to the information that would be required under the proxy solicitation rules of the Commission if proxies were solicited for stockholder consideration of the matter at a meeting of stockholders.

        Only stockholder proposals submitted in accordance with the By-law provisions summarized above will be eligible for presentation at the 2002 Annual Meeting of Stockholders, and any matter not submitted to the Company's Board of Directors in accordance with such provisions will not be considered or acted upon at the 2002 Annual Meeting of Stockholders.

                                  OTHER MATTERS

        The Board of Directors does not know of any matters to be presented for consideration at the Annual Meeting other than the matters described in the Notice of Annual Meeting, but if other matters are properly presented, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their judgment.

                                            By Order of the Board of Directors,



                                            Kenneth A. Swanstrom
                                            Chairman of the Board
March 26, 2001

                                       23
                                   APPENDIX A

                                 AUDIT COMMITTEE
                                     CHARTER


1.0  ORGANIZATION

There shall be a Committee of the Board of Directors known as the Audit Committee. The Committee shall be comprised of a minimum of three (3) Directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member and further, who are independent as defined by the New York Stock Exchange.

Each member of the Committee shall be financially literate, as such qualification is determined by the Board of Directors in its business judgement, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualifications in its business judgement.

2.0  TERM

The Committee Chairman and the Committee members are established at the Reorganization Meeting of the Board of Directors held following the Annual Meeting of Stockholders. The Committee Chairman and Committee members are appointed to a three (3) year term.

3.0  INDEPENDENCE REQUIREMENT OF MEMBERS

The following guidelines are to be observed in the selection or appointment of a Committee member:

o A Director who is an employee of the Company or any of its affiliates may not serve on the Audit committee until three (3) years following the termination of his or her employment.

o A Director (i) who is a partner, controlling shareholder, or executive of an organization that has a business relationship with the Company, or (ii) who had a direct business relationship with the Company (e.g., a consultant) may serve on the Committee only if in the Company's Board of Directors determines that the relationship does not interfere with the Director's exercise of independent judgement.

o A Director who is employed as an executive officer of another corporation in which any of the Company's executives serve on that corporation's compensation committee may not serve on the Committee.

o A Director who is an immediate family member of an individual who is an executive officer of the Company or any of its affiliates cannot serve on the Committee until three (3) years following the termination of such employment relationship.


4.0  STATEMENT OF POLICY

The Committee shall provide assistance to the Company's Directors in fulfilling their responsibility to the Company's stockholders relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the company. In so doing, it is the responsibility of the Committee to maintain free and open means of communication between the Directors, the Committee, the independent auditors, and the financial management of the Company.


5.0  RESPONSIBILITIES

In carrying out its responsibilities, the policies and procedures of the Committee should remain flexible, in order to best react to changing conditions and to permit the Committee to modify the Company's accounting and reporting practices from time to time so that they are in accordance with all SEC and governmental requirements and are of the highest quality. In carrying out these responsibilities, the Committee shall:

o Review and recommend to the Directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries. The Board of Directors has the ultimate authority to select, evaluate, and where appropriate, replace the independent auditors and to nominate the outside auditors to be proposed for stockholder approval in the Company's Proxy Statement.

o Ensure that the independent auditors submit, on a periodic basis, to the Committee, a formal written statement delineating all relationships between the independent auditors and the Company. The Committee is responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that might impact the objectivity and independence of the independent auditors and for recommending that the Board of Directors take appropriate action in response to the outside auditors report to satisfy itself of the independence of the independent auditors.

o Meet with the independent auditors and financial management of the Company to review the scope and the audit procedures to be utilized, and at the conclusion thereof, review such audit, including any comments or recommendations of the independent auditors. The Company's independent auditors are ultimately accountable to the Committee and to the Board of Directors.

o Review and approve the independent auditor's fees for the annual audit and forthcoming year's audit work.

o Review with the independent auditors and the Company's financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new, or more detailed, controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Furthermore, the Committee periodically should review the Company's Policy Manual to determine its adherence to the Code of Conduct.

o Review the internal audit function of the Company including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

o Review the financial statements contained in the draft of the Annual Report to stockholders with management and the independent auditors and establish that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders. Any changes in accounting principles must be brought to the attention of the Committee by the Company's financial staff and/or its independent auditors.

o Discuss with the independent auditors, judgements about the quality, not just the acceptability, of the Company's accounting principles. These discussions with the independent auditors should also be held on a quarterly basis, prior to the filing of the Form 10-Q, or if applicable, prior to the public announcement of interim information. If such discussions and communications are not made prior to the public announcement or filing, they should be made as soon as practicable in the circumstances.

o Provide sufficient opportunity for the Company's financial staff and independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed at those meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

o Review accounting and financial personnel resources and review succession planning of those departments within the Company.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

o Request that the Chairman provide a Written Affirmation to the New York Stock Exchange regarding the independence of the Audit Committee on an annual basis, or at any other time when the composition of the Audit Committee changes.

o Submit the Minutes of all meetings to, and/or review the matters discussed at each Committee meeting with, the Board of Directors.

6.0 REPORT

The Committee is required to issue a report to be included in the Company's proxy statement. In that report, the Committee must state whether the Committee has: (i) reviewed and discussed the financial statements with the management,
(ii) discussed with the independent auditors the matters required to be discussed by SAS No. 61 and SAS No. 90, and (iii) received certain disclosures from the auditors regarding the auditors' independence as required by the Independence Standards Board Standard No. 1, and discussed with the auditors the auditors' independence.

The Committee report must also include a statement by the Committee whether, based on such review and discussions, the Committee recommends to the Board of Directors that the financial statements be included in the Company's Annual Report on Form 10-K for the most recent fiscal year for filing with the Securities and Exchange Commission.

                     PENN ENGINEERING & MANUFACTURING CORP.
            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 26, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                 OF THE COMPANY

    The undersigned hereby constitutes and appoints Kenneth A. Swanstrom and Thomas M. Hyndman, Jr., and each or either of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Penn Engineering & Manufacturing Corp. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, Building 3, 5190 Old Easton Road, Danboro, Pennsylvania 18916, on Thursday, April 26, 2001, at 2:00 p.m., and at any adjournment, postponement, or continuation thereof, as follows:

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)


                                                                                [X] Please mark
                                                                                    your votes
          --------------------------                                                like this in
           SHARES OF CLASS A COMMON                                                 blue or black
                                                                                    ink
                                        WITHHOLD
1. Election of Class A Directors  FOR   AUTHORITY   2. Approval of Auditors                 FOR    AGAINST  ABSTAN
                                  [ ]      [ ]         Proposal to elect Ernst & Young LLP  [ ]      [ ]      [ ]
                                                       as the Company's auditors for 2001
   Nominees: Martin Bidart
             Maurice D. Oaks                        3. Approval of the Amendment to the     FOR    AGAINST  ABSTAN
             Charles R. Smith                          Company's  Certificate of            [ ]      [ ]      [ ]
                                                       Incorporation to increase authorized
INSTRUCTION:  TO WITHHOLD AUTHORITY FOR A              shares of Common Stock and Class A
NOMINEE, WRITE THE NAME OF THE NOMINEE(S) IN           Common Stock of the Company
THE SPACE PROVIDED:
                                                    4. IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON
-------------------------------------                  SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING
                                                       AND ANY ADJOURNMENT, POSTPONEMENT, OR CONTINUATION THEREOF.

                                                               THIS PROXY WHEN PROPERLY EXECUTED WILL BE
                                                               WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE
                                                               UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS
                                                               MADE, THIS PROXY WILL BE VOTED FOR THE
                                                               NOMINEES FOR CLASS A DIRECTOR SET FORTH IN
[ ]  MARK IF YOU PLAN TO ATTEND THE ANNUAL                     PROPOSAL 1 AND 3.
     MEETING
                                                               -------------------------------------
                                                                      Signature of Stockholder

                                                               -------------------------------------
                                                                      Signature of Stockholder

                                                               Date:                           , 2001
                                                                    ---------------------------

                                                               NOTE: Please sign your name exactly as it
                                                               appears hereon. If stock is registered in more
                                                               than one name, each joint owner must sign.
                                                               When signing as attorney, executor,
                                                               administrator, guardian, or corporate officer,
                                                               please give your full title as such.

                PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE.